THIRD AMENDMENT

     THIRD AMENDMENT to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of December 26, 1995 among LASALLE BUSINESS CREDIT, INC. ("Lender"), a Delaware corporation, QUALITY AUTOMOTIVE COMPANY ("Quality"), a Delaware corporation and US AUTOMOTIVE MANUFACTURING, INC. ("US Auto"), a Delaware corporation.

                                   BACKGROUND

     On December 30, 1992, Lender, Quality and US Auto entered into that certain Amended and Restated Revolving Credit, Term Loan and Security Agreement, as amended by a First Amendment dated as of March 9, 1993 and a Second Amendment dated as of May 26, 1994 (as so amended and further amended, modified, restated or supplemented from time to time, the "Loan Agreement") whereby Lender agreed to make certain financial accommodations to Quality and US Auto. Lender, Quality and US Auto desire to amend the Loan Agreement upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, the parties hereto hereby agree as follows:

     1. The following definitions are hereby added to Section 1 of the Loan Agreement in their appropriate order:

     The term "Capital Expenditure Loan" shall have the meaning set forth in
Section 2.1(c) of this Agreement.

     The term "Capital Expenditure Note" shall have the meaning set forth in
Section 2.1(c) of this Agreement.

     The term "Eligible Equipment" means all Equipment purchased by Borrower after September 1, 1994 which Lender in its sole and absolute discretion exercised in good faith, on a case-by-case basis deems eligible for financing under the Capital Expenditure Loan pursuant to Section 2.1(c).

     2. Section 1.18 ("Debt Service Coverage Ratio") is hereby amended by deleting "after" in the second and eighth line thereof and inserting "before" in their place.

     3. Section 1.33 ("Interest Coverage Ratio") is hereby amended by deleting "after" in the third line thereof and inserting "before" in its place.

     4. Section 1.53 ("Restated Note") is hereby deleted in its entirety and the following is inserted in its place:

     The term "Restated Note" shall mean that certain Third Consolidated, Amended and Restated Secured Promissory Term Note dated as of December __, 1995 in the principal amount of $2,150,000 from Borrower to Lender.


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     5. Section 2.1 of the Loan Agreement is hereby amended as follows:

     (a) by deleting subsection 2.1(a)(B)(i) in its entirety and inserting the following in its place: "(i) Four Million Dollars ($4,000,000) and".

     (b)  by inserting the following at the end thereof:

          (c) (i) Lender shall make Capital Expenditure Loans ("Capital Expenditure Loans") to Borrower in an aggregate amount not in excess of $1,000,000.

          (ii) The following are conditions precedent to the making of each and every Capital Expenditure Loan to Borrower:

               (a) No Event of Default shall have occurred and be continuing;

               (b) Borrowing Agent has provided Lender with five (5) business days' prior written notice (the "Cap Ex Notice") of each request for a Capital Expenditure Loan (each such loan, a "Drawdown") The Cap Ex Notice shall describe in detail the Equipment which is the subject of the Drawdown and shall be accompanied by all invoices, bills and all other documentation available to Borrower relating to such Equipment and Lender shall have determined that such Equipment constitutes Eligible Equipment;

               (c) each Drawdown shall be in an increment of at least $100,000 but may not exceed an amount equal to 80% of the invoice price (exclusive of all freight charges, packing costs, servicing fees and all other associated "soft costs") of the Equipment which is the subject of the Drawdown;

               (d) Borrower shall have executed and delivered to Lender the Capital Expenditure Note;

               (e) All Warranties and Representations contained in Section 6 shall be true and accurate on the date of and after giving effect to each Drawdown;

               (f) Lender shall have obtained a first priority security interest in all Eligible Equipment; and

               (g) Lender shall have received all third party waivers and consents which it reasonably requires in connection with financing any Eligible Equipment.

          (iii) The Capital Expenditure Loan shall be evidenced by the Capital

          Expenditure Note ("Capital Expenditure Note"), a copy of which is attached hereto as Exhibit A-2. Each Drawdown shall be repayable by Borrower monthly on the first day of each month commencing with the first day of the thirteenth month following the day of such Drawdown in equal installments of one thirty-sixth (1/36) of the amount of each such Drawdown. The outstanding principal amount of all Drawdowns under the Capital Expenditure Loan shall be due and payable on the earlier to occur of (a) March 28, 1998 or (b) upon such earlier date of termination of this Agreement.

     This Section, including the defined terms herein, shall be deemed effective as of September 1, 1994.

     6. Section 2.2 is hereby amended by deleting "one and one-half (1-1/2%)" in the seventh line thereof and inserting "one (1%)" in its place.

     7. Section 3 of the Loan Agreement is hereby amended as follows:

     (a) Section 3.1 is amended by deleting "March 31, 1997" in the second line thereof and inserting "March 31, 1998" in its place.

     (b)  Section 3.2 is amended in its entirety to read as follows:

          "3.2 Notwithstanding Section 3.1, Borrower may (a) at any time after execution of this Agreement, on five (5) business days written notice prior to the end of any month, prepay and terminate this Agreement by paying to Lender, in cash or by a wire transfer of immediately available funds, all of the Obligations owed by Borrower to Lender, together with a prepayment fee equal to:

     Period of Prepayment During          Percentage of Total Facility
     ---------------------------          ----------------------------

    April 1, 1996 - March 31, 1997                     1%
    April 1, 1997 - March 31, 1998                     0%

Notwithstanding the foregoing, in the event (i) Borrower prepays the Restated
Note in whole or in part prior to expiration of the Term but not in conjunction with any permanent reduction in the facilities described in Sections 2.1(a) and 2.1(b) hereof or (ii) Borrower prepays the Capital Expenditure Note in whole or in part prior to expiration of the Term, no prepayment fee with respect to any such prepayment of the Restated Note or the Capital Expenditure Note shall be payable to Lender hereunder."

     8. Section 7.14 of the Loan Agreement is hereby amended by inserting the words "or the Capital Expenditure Note" in the second line thereof.

     9. Section 14.1(c) of the Loan Agreement is hereby amended by inserting the words "and the Capital Expenditure Note" in the fifteenth and sixteenth lines thereof.


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     10. Exhibit A-1 is hereby deleted in its entirety and replaced by Exhibit
A-1 attached hereto.

     11. Exhibit A-2 is hereby inserted in the Loan Agreement in the form attached hereto.

     12. Except as expressly amended hereby, the Loan Agreement remains in full force and effect and this Third Amendment does not and shall not be deemed to constitute a waiver, forbearance or release of any claim, demand, action or cause of action arising under the Loan Agreement or any other instruments, documents or agreements executed and delivered in connection therewith or herewith.

     13. This Third Amendment shall become effective when and only when Lender shall have received (i) four (4) copies of this Third Amendment duly executed by each Borrower and each Guarantor, (ii) the Capital Expenditure Note duly executed by each Borrower and (iii) the Third Consolidated, Amended and Restated Secured Promissory Term Note duly executed by each Borrower.

     14. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     15. This Third Amendment may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one agreement.

                                              QUALITY AUTOMOTIVE COMPANY

                                              By:/S/ MARTIN CHEVALIER
                                                 ---------------------
                                                  Martin Chevalier, President


                                              US AUTOMOTIVE MANUFACTURING, INC.

                                              By:/S/ MARTIN CHEVALIER
                                                  ---------------------
                                                  Martin Chevalier, President


                                              LASALLE BUSINESS CREDIT, INC.

                                              By: /S/ MARY ELLEN NIXON-MOORE
                                                  ---------------------------
                                                   Name:Mary Ellen Nixon-Moore
                                                   Title: V.P.

CONSENT OF GUARANTORS:

US AUTOMOTIVE MANUFACTURING, INC.

By:/S/ MARTIN CHEVALIER
   ---------------------
   Martin Chevalier, President


QUALITY AUTOMOTIVE COMPANY

By:/S/ MARTIN CHEVALIER
    ---------------------
    Martin Chevalier, President

By:/S/ MARTIN CHEVALIER
   ---------------------
   Martin Chevalier, President